Results for the Year	12 Months Ended
Dec. 31, 2021
Results for the Year
Results for the Year

Section 3—Results for the Year

3.1	Segment information

For management purposes, the Group is managed and operated as one business unit, which is reflected in the organizational structure and internal reporting. No separate lines of business or separate business entities have been identified with respect to any product candidate or geographical market and no segment information is currently disclosed in the Group’s internal reporting. Accordingly, it has been concluded that it is not relevant to include segment disclosures in the accompanying consolidated financial statements as the Group’s business activities are not organized into business units, products or geographical areas.

3.2	Staff costs

	Year ended December 31,
	2021	2020	2019

Compensation to all personnel of the Group, including key management	USD ‘000	USD ‘000	USD ‘000
Wages and salaries (a) (b)	858	852	825
Social taxes and benefits	31	39	46
Share-based payments (Note 3.3)	1	334	2,145
Total	890	1,225	3,016
Staff costs are included in the statement of profit or loss as follows:
Research and development costs	34	96	664
General and administrative costs	856	1,129	2,352
Total	890	1,225	3,016

Compensation to key management personnel of the Group (b)
Wages and salaries (c)	344	363	324
Share-based payments (Note 3.3)	1	259	1,266
Total compensation paid to key management personnel	345	622	1,590
(a)	As discussed in more detail in Note 3.3, certain amounts were paid to Group personnel that were deemed to be the repurchase of equity awards, accounted for as a reduction of shareholders’ equity and excluded from the amounts disclosed herein. For each of the years ended December 31, 2020 and 2019, such amounts paid to Group personnel amounted to $147,000 and $354,000, respectively. There were no deemed repurchases of equity awards during the year ended December 31, 2021.
(b)	Key management consists of the Company’s Chief Executive Officer.
(c)	As discussed in more detail in Note 3.3, during each of the years ended December 31, 2020 and 2019, certain amounts were paid to key management that were deemed to be the repurchase of equity awards, accounted for as a reduction of shareholders’ equity and excluded from the amounts disclosed herein. For the years ended December 31, 2020 and 2019, such amounts paid to key management amounted to $105,000 and $253,000, respectively. There were no deemed repurchases of equity awards during the year ended December 31, 2021.

See Note 6.1 for compensation paid to the members of the Company’s board of directors.

3.3	Share-based payment

The Group has entered into various share-based payment arrangements through the granting of equity awards in the form of warrants, options or deferred shares (collectively, “equity awards”) to employees, consultants (who provide services similar to employees), non-employee consultants and members of the board of directors. Equity awards have been granted under either the Company’s 2014 Omnibus Equity Incentive Compensation Plan (the “Equity Plan”) or outside the Equity Plan.

Outstanding warrants and options have exercise prices stated in DKK or USD. Equity awards that have exercise prices in DKK have been translated to USD. Per share amounts in DKK have been updated as the result of changes in exchange rates. Accordingly, the information reported herein may differ from the amounts previously reported.

Prior to the Share Split, each ADS represented one ordinary share. At the time of the Share Split and after the subsequent Capital Reduction, each ADS represented ten ordinary shares and two ordinary shares, respectively. On December 6, 2019, a further ADS ratio change was implemented, which resulted in each ADS representing 14 ordinary shares (see Notes 1.3 and 1.4). The per share amounts disclosed herein are based on one ordinary share and therefore, the ADS ratio has no effect on the amounts disclosed herein.

The terms of the Equity Plan provide for the board of directors, or a committee appointed by the board of directors, to grant equity awards to employees, consultants and directors of the Group. The Equity Plan currently provides for the granting of an aggregate of 9.4 million ordinary shares. Awards can be in the form of ordinary shares, deferred shares, restricted shares or share options with terms and vesting conditions determined by the board of directors. The Equity Plan contains antidilution provisions in the event of a stock split or certain other corporate transactions. As of December 31, 2021, 8.5 million shares were available for grant under the Equity Plan. In addition, at December 31, 2021, under Danish Corporate Law, the board of directors has available for the future grant 2.1 million warrants and 17 million deferred shares (inclusive of the shares available for future grant under the Equity Plan).

During each of the years ended December 31, 2021 and 2020, no equity awards were granted or modified.

During the year ended December 31, 2021, a total of 1.8 million warrants were exercised yielding proceeds to the Company of $3,000. The fair value of an ordinary share of the Company on the date of exercise was $0.49.

In May 2020, equity awards representing a total of 1.4 million ordinary shares, including 194,000 deferred shares, were exercised yielding proceeds to the Company of $2,000. The fair value of an ordinary share of the Company on the date of exercise was $0.47.

In April 2019, an option to purchase 7,200 ordinary shares (the “2019 Option”) was granted to one employee at an exercise price of $0.60 per share. The 2019 Option vests monthly over 36 months commencing on April 1, 2019.; however, the 2019 Option contains a provision whereby the holder cannot exercise prior to a defined date. Vesting and the exercise period are accelerated in the event there is a change in control, as defined in the award agreement. The terms of the 2019 Option include antidilution protection to the holder in the event there is a distribution to the shareholders as defined in the underlying award agreement. The 2019 Option expires on April 1, 2025. At the date of grant, the aggregate fair value of the 2019 Option was not material.

In June 2017, the Company granted options to purchase 1.7 million ordinary shares (the “June 2017 Options”), including an option to purchase 600,000 ordinary shares that was granted to the Company’s Chief Executive Officer and options to purchase an aggregate of 150,000 ordinary shares that were granted to members of the Company’s Board of Directors, that had an exercise price of $2.04. Vesting occurred monthly over 36 months commencing on June 1, 2017; however, each award contains a provision whereby the option holder cannot exercise prior to a defined date. Vesting and/or exercise periods are accelerated under certain defined situations, including a change in control. The terms of the June 2017 Options include antidilution protection to the holders in the event there is a distribution to the Company’s shareholders as defined in the underlying award agreements. As a result of the Capital Reduction and the antidilution protection, the exercise price of the June 2017 Options was decreased to the nominal value of an ordinary share and the holders were due a total cash payment of 1.9 million EUR ($2.2 million based on the December 31, 2017 exchange rate) (referred to as the “June 2017 Award Adjustment”). The cash payments due in accordance with the June 2017 Award Adjustment were payable to the holders, pro rata, over the vesting period that ended on May 31, 2020.

The table below summarizes the amount paid in EUR (and the USD equivalent) during each of the years ended December 31, 2020 and 2019 to the holders of the June 2017 Options as provided for by the June 2017 Award Adjustment. There were no payments due to the holders of the June 2017 Options during the year ended December 31, 2021.

	Year Ended December 31,
	2020	2019
	EUR ‘000	EUR ‘000
Total paid in EUR in accordance with June 2017 Award Adjustment	248	596
	USD ‘000	USD ‘000
USD equivalent converted at the prevailing conversion rate	278	670

The June 2017 Options became fully vested on May 31, 2020 and the Company remitted the full amount due to the holders of the June 2017 Options in accordance with the June 2017 Award Adjustment during the three-year period that ended on May 31, 2020. Since the terms of the June 2017 Option award agreements contain antidilution provisions, payments made to the holders as the result of such terms have been treated as a repurchase of equity awards and accounted for as a reduction to shareholders’ equity. The June 2017 Options expire six years from the date of grant. At the date of grant, the aggregate fair value of the June 2017 Options totaled $8.9 million.

In June 2017, the Company granted 180,000 deferred shares (the “June 2017 Deferred Shares”), including 90,000 deferred shares granted to the Company’s Chief Executive Officer. Subject to meeting defined employment provisions, 100,000 of the June 2017 Deferred Shares, including 50,000 held by the Company’s Chief Executive Officer, would have vested in the event there would have been a successful outcome of the Interference Proceeding, as defined in the award agreements. The balance of the June 2017 Deferred Shares vest in the event there is a successful outcome of the Opposition Proceeding as defined in the award agreements. The deferred shares that vest in the event there is a successful outcome to the Interference Proceeding expire five years from the date of grant, or earlier, in the event of an unsuccessful outcome in the Interference Proceeding, while the remaining deferred shares expire five years from date of grant, or earlier, in the event of an unsuccessful outcome of the Opposition Proceeding. At the date of grant, the aggregate fair value of the June 2017 Deferred Shares totaled $1.8 million. The fair value of the June 2017 Deferred Shares will be recognized as an expense within the statement of profit or loss only if such deferred shares vest. In addition, the award agreements underlying the June 2017 Deferred Shares contain provisions similar to the antidilution provisions included in the June 2017 Options. Accordingly, the antidilution provisions would have obligated the Company to remit an aggregate of 1.7 million EUR ($2.0 million based on the December 31, 2021 exchange rate) to the holders, payable upon vesting, if all the June 2017 Deferred Shares had vested. As a result of the unsuccessful outcome of the Interference Proceeding, as discussed in Note 1.2, 100,000 deferred shares expired on January 9, 2019 when the Federal Circuit’s decision became final. As of December 31, 2021, there are 80,000 June 2017 Deferred Shares outstanding. In the event that the 80,000 June 2017 Deferred Shares vest, the Company would recognize an expense of 5.4 million DKK ($830,000 based on the December 31, 2021 exchange rate). The potential antidilution payment due to the holders of the June 2017 Deferred Shares should the Company be successful in the Opposition Proceeding, as defined, totals 777,000 EUR ($881,000 based on the December 31, 2021 exchange rate).

During the year ended December 31, 2015, a total of 5 million stock options were granted to non-employee consultants of the Group (“Consultant Options”). 2.5 million Consultant Options had an exercise price of $2.83 and the balance had an exercise price of $14.13. The Consultant Options expired on May 15, 2020.The total expense recognized in connection with the Consultant Options during each of the years ended December 31, 2020 and 2019 was immaterial.

The table below summarizes the activity for each of the years ended December 31, 2021, 2020 and 2019 for equity awards in the form of options and warrants and the weighted average exercise price (“WAEP”):

	Share Options and Warrants
	Key	Employees	Non-
	Management	and	Employee	Total
	Personnel (a)	Consultants	Consultants	Awards	WAEP
	No. ‘000	No. ‘000	No. ‘000	No. ‘000
Outstanding at January 1, 2019	3,740	4,244	4,996	12,980	$3.77
Granted	—	7	—	7	$0.60
Expired	—	(89)	—	(89)	Nil
Outstanding at December 31, 2019	3,740	4,162	4,996	12,898	$3.80
Exercised	(379)	(840)	—	(1,219)	Nil
Expired or forfeited	—	(241)	(4,996)	(5,237)	$8.10
Outstanding at December 31, 2020	3,361	3,081	—	6,442	$1.02
Exercised	(846)	(931)	—	(1,777)	Nil
Expired	(850)	(804)	—	(1,654)	$3.78
Outstanding at December 31, 2021 (b)	1,665	1,346	—	3,011	$0.09
Exercisable at December 31, 2021	1,665	1,345	—	3,010

(a)	Includes current and former key management and current and former members of the board of directors.
(b)	See Note 6.3 regarding 687,000 options and warrants that were exercised subsequent to December 31, 2021.

The weighted average remaining contractual life of equity awards in the form of options and warrants outstanding as of December 31, 2021, 2020 and 2019 was 1.2 years, 1.2 years and 1.4 years, respectively.

The table below summarizes the range of exercise prices, after converting, where applicable, exercise prices that are stated in DKK to USD, for outstanding equity awards in the form of options and warrants as of December 31, 2021, 2020 and 2019.

	As of December 31,
Range of exercise prices (per share)	2021	2020	2019
	No. ‘000	No. ‘000	No. ‘000
$0.0015	2,884	4,910	6,318
$0.60 to $1.26	7	141	193
$2.24 to $2.83	120	120	2,618
$3.77	—	674	674
$4.51 to $6.92	—	597	597
$14.13	—	—	2,498
Total	3,011	6,442	12,898

The table below summarize the inputs to the model used to value equity awards as well as the average fair value per option awarded during the year ended December 31, 2019. The tables for each of the years ended December 31, 2021 and 2020 have been intentionally omitted as there were no equity awards valued during each of the respective years.

Year ended December 31, 2019
Dividend yield (%)	Zero
Expected volatility (%)	85
Risk-free interest rate (%)	2.3
Expected life of the equity award (years)	3
Share price	0.60 USD
Exercise price	0.60 USD
Model used	Black-Scholes
Basis for determination of share price	Quote on Nasdaq
Average fair value per option or warrant granted	0.33 USD

The table below summarizes the deferred share activity for each of the years ended December 31, 2020 and 2019:

	Deferred Shares
	Key	Employees
	Management	and	Total
	Personnel (a)	Consultants	Awards
	No. ‘000	No. ‘000	No. ‘000
Outstanding at January 1, 2019	406	294	700
Forfeited	(50)	(50)	(100)
Outstanding at December 31, 2019	356	244	600
Exercised	—	(194)	(194)
Outstanding at December 31, 2021 and 2020 (b) (c) (d)	356	50	406
Exercisable at December 31, 2021	316	10	326
(a)	Includes current and former key management and current and former members of the board of directors. Also see Note 6.1.
(b)	There were no deferred shares issued, exercised or forfeited during the year ended December 31, 2021
(c)	At December 31, 2021, each deferred share had an exercise price of 0.01 DKK or $0.0015 based on the December 31, 2021 exchange rate.
(d)	See Note 6.3 regarding 326,000 deferred shares that were exercised subsequent to December 31, 2021.

Share-based compensation expense included within operating results for each of the years ended December 31, 2021, 2020 and 2019 is as follows:

	Year Ended December 31,
	2021	2020	2019
	USD ‘000	USD ‘000	USD ‘000
Research and development costs	—	63	625
General and administrative costs	1	271	1,520
Total	1	334	2,145

3.4Income tax

For each of the years ended December 31, 2021, 2020 and 2019, the Group has incurred losses and the Group’s ability to generate taxable profits in the future is highly uncertain; therefore, temporary differences that will be available to offset taxable profits do not meet the criteria for financial statement recognition and therefore the related deferred tax assets have not been recognized. Accordingly, the accompanying consolidated financial statements do not reflect a tax benefit in each of the years ended December 31, 2021, 2020 and 2019.

The income tax benefit (expense) recorded for the years ended December 31, 2021, 2020 and 2019 is reconciled as follows:

	2021	2020	2019
	USD ‘000	USD ‘000	USD ‘000
Loss before tax	(1,892)	(6,449)	(4,221)
Tax benefit at the Company’s statutory income tax rate (1)	416	1,419	929
Adjustments:
Non-deductible expenses for tax purposes	(62)	(6)	—
Effect of higher tax rate in Germany (2)	(7)	(6)	(6)
Unrecognized deferred tax assets	(347)	(1,407)	(923)
Amount reported in the statement of profit or loss	—	—	—
Effective tax rate	0.0%	0.0%	0.0%
(1)	The statutory Danish tax rate for each of the years presented is 22%.
(2)	The statutory German tax rate for each of the years presented is 31.9%.

For Danish and United States tax purposes, FP USA does not conduct a trade or business and is therefore deemed to be a disregarded entity (“Disregarded Entity”). Accordingly, FP USA is not subject to income taxes in the United States.

The income tax receivable at December 31, 2020 of $196,000 is related to the Company’s Danish tax return for the year ended December 31, 2017. Such amount was received during the year ended December 31, 2021.

Deferred Tax

The unrecognized deferred tax assets at December 31, 2021 and 2020 are as follows:

	2021	2020
	USD ‘000	USD ‘000
Tax effect of tax loss carry forwards	7,893	7,997
Share-based payments	300	480
Other	7	7
Unrecognized deferred tax assets	8,200	8,484

The Group has the following unrecognized deductible temporary differences as of December 31, 2021, 2020 and 2019:

	Denmark			Germany
	2021	2020	2019	2021	2020	2019
	USD ‘000	USD ‘000	USD ‘000	USD ‘000	USD ‘000	USD ‘000
Unused tax losses	16,357	15,091	6,768	13,449	14,646	13,409
Other temporary differences primarily share-based payments	1,396	2,215	2,896	—	—	—

The Danish and German tax loss carry forwards have no expiry date. For Danish tax purposes, the Company’s ability to use tax loss carry forwards in any one year is limited to 100% of the first 8.8 million DKK ($1.3 million based on the December 31, 2021 exchange rate) of taxable income plus 60% of taxable income above 8.8 million DKK. For German tax purposes, FP GmbH’s ability to use tax loss carry forwards in any one year is limited to 100% of the first 1.0 million EUR ($1.1 million based on the December 31, 2021 exchange rate) of taxable income plus 60% of taxable income above 1.0 million EUR. Other deductible temporary differences are not subject to any restrictions.

Joint Taxation Groups

The Company, Operations and FA are part of a Danish joint taxation group (“Tax Group”) with NB FP Investment General Partner ApS. The Company, Operations and FA are jointly and severally liable with NB FP Investment General Partner ApS for the Tax Group’s Danish tax liabilities.

Significant Judgments

The Group exercises judgments in evaluating the appropriateness of tax filing positions under applicable tax laws that may be complex and subjective. When exercising such judgments, Management consults with professional tax advisors when initially establishing tax filing positions and consults with professional tax advisors on a current basis in evaluating tax uncertainties as described further below.

The most significant judgement at December 31, 2021, is related to the income tax audit in Germany. As discussed in more detail below, management continues to believe that it is probable (i.e., more likely than not) that FP GmbH will not be required to pay additional income taxes to the German tax authorities upon the conclusion of the tax dispute with the German tax authorities. Accordingly, the Group has not recognized a provision in the accompanying consolidated financial statements related to the ongoing income tax audit in Germany. Management notes that such determination is inherently subjective and, if it is incorrect, then FP GmbH may need to pay additional income taxes, interest and/or penalties that could have a material negative effect on FP GmbH and the Company's consolidated financial position, operating results and cash holdings.

Tax Uncertainties

The Group's Danish, German and United States tax returns are subject to periodic audit by the local tax authorities. Such audits could result in the tax authorities disagreeing with the tax filing positions taken by the Group, which would expose the Group to additional taxes being assessed, including interest and penalties that could be material. The Group exercises significant judgment when determining tax filing positions. The tax rules and regulations are very complex and there can be no assurance that management’s interpretation and application of these rules and regulations to determine tax filing positions will be accepted by the tax authorities. If the tax authorities reject a tax filing position taken by a Group company and the Group company is ultimately unsuccessful in defending such tax filing position, it would likely have a material adverse effect on the Group’s financial position, operating results and cash holdings.

Periodically, there are intercompany cross-border transactions between Group companies. There is a risk that the tax authorities could impose additional taxable income or disallow the deductibility of expenses on intercompany cross-border transactions resulting in higher tax obligations in one or more tax jurisdictions. Management’s experience has been that the tax authorities can be aggressive in taking positions that would increase taxable income and/or disallow deductible expenses. If the tax authorities are successful in increasing taxable income and/or disallowing deductible expenses in one or more jurisdictions, it would result in the Group experiencing a higher effective tax rate that could be material. Management consults with professional tax advisors when establishing tax filing positions in connection with intercompany cross-border transactions and believes that the tax filing positions taken are in accordance with tax regulations; however, there is always a risk that the tax authorities could disagree with the tax filing positions taken resulting in additional taxes, interest and penalty becoming due and such amount could be material. See also “Income Tax Audits in Denmark and Germany” below.

The Company has taken the position that since FP USA meets the definition of a Disregarded Entity, it is not subject to United States federal or state income tax. In reaching this conclusion, significant judgment was used in evaluating the nature of the operations in the United States, the interpretation of the United States and Danish tax laws, and the income tax treaty between the United States and Denmark. Management consulted with professional tax advisors when establishing this tax filing position and believes that the tax filing positions taken in the United States and Denmark regarding FP USA are correct; however, there is always a risk that the United States or Danish tax authorities could disagree with the tax filing positions taken resulting in additional taxes, interest and penalty becoming due and such amount could be material.

During the year ended December 31, 2017, the Company made certain cash payments (the "Deduction") to equity award holders in accordance with amendments to the Company’s Article of Association that were approved by the Company’s shareholders and board of directors. The Company believes the Deduction, that totaled 36.2 million EUR ($43.4 million based on the December 31, 2017 exchange rate), represents, for tax reporting purposes, compensation for services rendered to the Company and is tax deductible for Danish tax purposes in the year ended December 31, 2017. Management consulted with professional tax advisors when establishing this tax filing position and believes that the tax filing position taken with regards to the Deduction is in accordance with tax regulations and that appropriate tax provisions have been made in the accompanying financial statements; however, there is always a risk that the Danish authorities could disagree with the tax filing position taken resulting in additional taxes, interest and penalty becoming due and such amount could be material. There were similar cash payments made to equity award holders during the years ended December 31, 2020, 2019 and 2018 that totaled 248,000 EUR ($278,000 based on the prevailing exchange rate on the date of the transaction), 596,000 EUR ($670,000 based on the prevailing exchange rates on the dates of the transactions) and 650,000 EUR ($761,000 based on the prevailing exchange rates on the dates of the transactions), respectively; however, the aggregate of such amounts are reflected herein as unrecognized deductible temporary differences and disclosed above as unused tax losses in Denmark.

As of December 31, 2021, the tax years that remain open for audit by the Danish, German, and United States tax authorities are as follows:

Years
Denmark	2016 through 2021
Germany	2013 through 2021
United States	2016 through 2021

Income Tax Audits in Denmark and Germany

The Danish and German tax authorities conducted a joint tax audit of the Group’s Danish and German income tax returns covering multiple years through the year ended December 31, 2017. The joint tax audit focused primarily on one intercompany transaction that occurred in 2017 between the Company and FP GmbH (the “Transaction”) to ensure the Transaction was conducted at fair value as determined in accordance with generally accepted arm’s length principles applicable to taxing cross-border transactions. The Danish and German tax authorities were unable to reach agreement as to whether the Transaction was conducted at fair value and terminated the joint income tax audit in the second quarter of 2021.

As discussed in more detail below, the income tax audit in Denmark concluded with no changes proposed to the Group’s Danish tax filings. The income tax audit in Germany is ongoing and the German tax authorities have indicated that they disagree with FP GmbH’s determination of the fair value of the Transaction and have proposed a material increase in FP GmbH’s 2017 taxable income.

Income Tax Audit in Germany

On May 21, 2021, the German tax authorities issued a preliminary audit assessment (the “Preliminary Assessment”) that proposed an increase to FP GmbH’s 2017 taxable income of 265.0 million EUR to 312.1 million EUR ($300.4 million and $353.7 million, respectively, based on the December 31, 2021 exchange rate). The Preliminary Assessment alleged that the Transaction was not conducted at fair value. The Company and FP GmbH disagree with the positions taken by the German tax authorities and intend to vigorously defend that the Transaction was conducted at fair value, as determined in accordance with generally accepted arms’ length principles, and no additional income taxes are due in Germany. FP GmbH, with assistance from the Group’s tax advisors, submitted a formal response to the Preliminary Assessment arguing that the Transaction was conducted at fair value and why the Preliminary Assessment is incorrect. Management expects the German tax authorities will issue a final assessment, with few or no changes to the Preliminary Assessment, and levy a tax assessment against FP GmbH that is expected to be material to FP GmbH and the Group. It is uncertain when FP GmbH will receive the final tax assessment. Assuming FP GmbH's taxable income is increased by 265.0 million EUR and offset by FP GmbH's available net tax loss carryforwards of approximately 12 million EUR ($13.4 million based on the December 31, 2021 exchange rate), using the German effective tax rate of 31.9%, and before any applicable interest and/or penalties, this would result in a tax levy of approximate 80.7 million EUR ($91.6 million based on the December 31, 2021 exchange rate).

An increase of FP GmbH’s 2017 taxable income in Germany as discussed above without a corresponding offset to the Group’s 2017 Danish tax filing, would result in double taxation. Relief from double taxation can be obtained through entering into a Mutual Agreement Procedure (“MAP”), comprising a government-to-government dispute resolution mechanism, and/or a successful outcome from litigation against the German tax authorities. If relief is sought through a MAP, double taxation will be eliminated; however, there is no assurance that a MAP and/or litigation would eliminate a net increase in the Group’s total income tax expense. A net increase in the Group’s income tax expense could have a material negative effect on the Group’s consolidated financial position, results of operations and cash holdings.

At the conclusion of a MAP and/or litigation, if the German tax authorities are successful in increasing FP GmbH’s taxable income and if FP GmbH is unable to pay the related tax levy, the German tax authorities could commence litigation against the Company in Denmark to collect the outstanding balance of the tax levy. If such were to occur, it would likely be time consuming to resolve, very costly to the Company to defend, and could have a material negative effect on the Group’s consolidated financial position, operating results and cash holdings.

Based on consultations with the Group’s Danish and German tax advisors and after considering the facts and circumstances underlying the Transaction, the Group’s supporting documentation for the Transaction, the arguments set forth in FP GmbH’s response to the Preliminary Assessment, and the fact that the income tax audit in Denmark concluded with no changes proposed, management continues to believe that it is probable (i.e., more likely than not) that FP GmbH will not be required to pay additional income taxes to the German tax authorities upon the conclusion of a MAP and/or litigation against the German tax authorities. Accordingly, the Group has not recognized a provision related to the ongoing income tax audit in Germany at December 31, 2021. Management notes that such determination is inherently subjective and, if it is incorrect, then FP GmbH may need to pay a tax levy that could have a material negative effect on FP GmbH and the Company’s consolidated financial position, operating results and cash holdings.

In the event of a negative outcome in the income tax audit in Germany and subject to the Group’s ability to get relief from double taxation, an increase in FP GmbH’s taxable income would be taxed at the German effective tax rate of 31.9% while reducing the taxable income in Denmark that was taxed at 22.0%. FP GmbH has available tax loss carryforwards that could be used to partially mitigate an increase in FP GmbH’s taxable income from a transfer pricing adjustment. Therefore, an increase in FP GmbH’s taxable income, that is not covered by FP GmbH’s tax loss carryforwards and not subject to minimum taxation rules in Germany, would result in a net increase in the Group’s income tax expense at a rate of approximately 10 percentage points. Assuming FP GmbH’s taxable income is increased by 265.0 million EUR, as set out in the Preliminary Assessment, and offset by FP GmbH’s available tax loss carryforwards of approximately 12 million EUR, subject to the Group’s ability to obtain relief from double taxation in Denmark of 58.3 million EUR ($66.1 million based on the December 31, 2021 exchange rate), it is estimated that the net increase in the Group’s income tax expense, will be approximately 22.4 million EUR ($25.5 million based on the December 31, 2021 exchange rate) before applicable interest and/or penalties.

FP GmbH does not have the liquidity to pay a tax levy associated with an increase in FP GmbH’s taxable income of 265.0 million EUR, nor does the Group, without obtaining relief from double taxation from the Danish tax authorities (see below section

“Application for Debtor-in-Possession Proceedings” for additional information regarding the potential insolvency of FP GmbH). The Group’s total cash and cash equivalents amount to $70.8 million at December 31, 2021.

The cost to pursue litigation in Germany and/or a MAP individually, or in combination with any potential taxes, interest, and penalties due at the ultimate resolution of the litigation and/or MAP, could have a material adverse effect on the Group’s financial position, operating results, and cash holdings.

The time period to ultimately settle the tax dispute with the German tax authorities, including the completion of a MAP and/or litigation against the German tax authorities, is currently unknown; however, management does not believe the dispute will conclude within the next twelve months and could be three years or longer.

Income Tax Audit in Denmark

On June 2, 2021, the Company received notice from the Danish tax authorities that they had accepted the Group’s 2017 Danish income tax filing and that the Danish income tax audit had concluded; however, the Danish tax authorities reserve the right to audit the Danish tax affairs of the Group at a future date. The Danish tax authorities determined that the Transaction could be considered to be at arm’s length terms and found no reason to change the pricing of the Transaction as reported in the Group’s Danish income tax filing.

Application for Debtor-in-Possession Proceedings

In anticipation of the receipt from the German tax authorities of a material final tax assessment, with few or no changes to the Preliminary Assessment, management is considering taking the actions discussed below in order to put the Company and FP GmbH in the best position to defend the tax filing position associated with the Transaction and to protect the interests of the Company and FP GmbH through the resolution of a MAP and/or litigation.

FP GmbH does not have sufficient liquidity or any other assets enabling it to pay a material tax levy if a final tax assessment, as discussed above, is issued by the German tax authorities. Upon the receipt of such a final tax assessment, FP GmbH’s management will need to evaluate whether an over-indebtedness or illiquidity condition exists under German law and whether FP GmbH has become insolvent. If FP GmbH’s management concludes that FP GmbH has become either over-indebted or illiquid, management expects that insolvency proceedings will commence in a German court (“Court”). Upon FP GmbH becoming insolvent, a Court-appointed insolvency administrator will oversee the day-to-day operations of FP GmbH and the management of FP GmbH will lose control of FP GmbH. FP GmbH intends to take all available steps to avoid insolvency, including, but not limited to, appealing the tax assessment and requesting suspension of enforcement of the tax assessment notice. Depending on the facts and circumstances at the time a final tax assessment is received from the German tax authorities, FP GmbH’s management may not be able to avoid the insolvency of FP GmbH.

In advance of the receipt of the final tax assessment, FP GmbH’s management currently plans to submit an application to the Court asking the Court to allow FP GmbH to enter into debtor-in-possession (“DIP”) proceedings. Entering DIP proceedings would allow FP GmbH’s management to continue to oversee the day-to-day operations of FP GmbH, supervised by a Court-appointed expert, thereby avoiding the appointment of an insolvency administrator, who would take control of FP GmbH. While the application is pending, FP GmbH will be in preliminary DIP proceedings. While in preliminary DIP proceedings, FP GmbH’s management will continue to oversee the day-to-day operations of FP GmbH while a Court-appointed expert reviews the facts and circumstances underlying the application as part of the determination as to whether DIP proceedings are appropriate for FP GmbH. After evaluating the application and receipt of the expert’s opinion as to whether DIP proceedings are appropriate, the Court will rule on the application and decide whether FP GmbH can enter DIP proceedings. Until the Court rules on the application, FP GmbH will remain in preliminary DIP proceedings. If the Court ultimately approves the application, FP GmbH would enter DIP proceedings. While in DIP proceedings, FP GmbH’s management will continue to oversee the day-to-day operations of FP GmbH while a Court-appointed supervisor monitors the activities of FP GmbH, including but not limited to, the status of the tax audit. The supervisor reports to the Court and advises FP GmbH’s management. Acts taken by FP GmbH’s management without the consent or against the objection of the supervisor may lead to ramifications for the further proceedings, while not limiting the powers and control of the management. Management is currently unable to estimate when the application to enter DIP proceedings will be submitted to the Court; however, it could occur in the near-term. After submitting the DIP proceedings application, it is unknown how long it will take the Court to rule on the application.

Under preliminary DIP proceedings and DIP proceedings, FP GmbH’s management is obligated to put the interest of creditors before the interest of shareholders when overseeing the day-to-day operations of FP GmbH. For financial reporting purposes, the prioritization of the interest of creditors in managing the affairs of FP GmbH, in substance, limits management’s decision-making ability, which would result in management being deemed to have lost control of FP GmbH. Upon the loss of control of FP GmbH, FP GmbH will be deconsolidated from the Group’s consolidated financial statements resulting in the Group incurring a nonrecurring impairment loss. Such impairment loss will be recognized by the Group on the date when control of FP GmbH is lost and will equal the net asset value of Operations’ investment in FP GmbH (19.4 million DKK as of December 31, 2021 ($3.0 million based on the December 31, 2021 exchange rate)). As of December 31, 2021, there is an uncollateralized intercompany loan (“Intercompany Loan”) from FP GmbH to Operations that totals 2.8 million EUR ($3.2 million based on the December 31, 2021 exchange rate.) The Intercompany Loan is due on demand and accrues interest at an annual rate of 2% with interest compounding quarterly. The Intercompany Loan and the related interest are eliminated in consolidation and therefore not reflected in the consolidated financial statements included herein. Subsequent to the deconsolidation of FP GmbH and the recognition of the impairment loss, the Group’s consolidated statement of financial position will include a current liability equal to the Intercompany Loan and the Group’s consolidated statement of profit or loss will include interest expense recognized in accordance with the terms of the Intercompany Loan as stated above.

FP GmbH can apply for relief from paying a tax levy associated with the final tax assessment by requesting that the German tax authorities suspend enforcement. It is uncertain whether FP GmbH will be successful in obtaining a suspension of enforcement. If suspension of enforcement is obtained, FP GmbH would withdraw the DIP application, insolvency proceedings would end and control of FP GmbH would revert back to FP GmbH’s management. Upon FP GmbH’s management regaining control of FP GmbH, FP GmbH’s financial statements would again be consolidated within the Group’s consolidated financial statements and the impairment loss and subsequent accounting for the Intercompany Loan, discussed above, would be reversed.

The loss of control of FP GmbH would have a material adverse effect on the Company’s consolidated financial position and operating results. The cash holdings of the Group would also be adversely affected when Operations is required to repay the Intercompany Loan. In addition, the Company could be exposed to claims made by the administrator in the event the administrator believes the Company was unfairly benefited by the Transaction, or potentially other transactions and/or actions taken by the Company or another company within the Group, at the detriment of FP GmbH’s creditors. Any claims against the Company, or another company within the Group, that are ultimately successful, could have a material adverse effect on the Group’s financial position, operating results and cash holdings.

3.5	Net loss per share

The following reflects the net loss attributable to ordinary shareholders and share data used in the basic and diluted net loss per share computations for each of the years ended December 31, 2021, 2020 and 2019:

	2021	2020	2019
	USD	USD	USD
Net loss attributable to ordinary shareholders of the Company used for computing basic and diluted net loss per share	(1,892)	(6,449)	(4,221)
Weighted average number of ordinary shares used for basic and diluted per share amounts	97,768	95,997	95,074
Net loss per share basic and diluted	(0.02)	(0.07)	(0.04)

Amounts within the table above are in thousands except per share amounts

Basic loss per share amounts are calculated by dividing the net loss for the year attributable to ordinary shareholders of the Company by the weighted average number of ordinary shares outstanding during the year. Since the Group has incurred losses for each of the years ended December 31, 2021, 2020 and 2019, the potential shares issuable related to outstanding deferred shares, options and warrants have been excluded from the calculation of diluted loss per share as the effect of such shares is anti-dilutive. Therefore, basic and diluted loss per share amounts are the same for each period presented. As of December 31, 2021, 2020 and 2019, options, warrants and deferred shares that could potentially dilute basic earnings per share in the future, but were not included in the calculation of diluted amounts per share because they are anti-dilutive, were 3.4 million, 6.8 million and 13.5 million, respectively. See Note 3.3.

The share and per share information disclosed above is based on the number of outstanding ordinary shares of the Company and not the number of ADSs outstanding. Therefore, the number of ADSs outstanding has no effect on the share or per-share information disclosed throughout these consolidated financial statements. See Notes 1.3, 1.4 and 5.1.